JOINDER AGREEMENT

      THIS JOINDER AGREEMENT, dated November 7, 2005, among NEWKIRK REALTY TRUST, INC., a Maryland corporation (the "Company"), FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio business trust ("First Union"), and THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership").

                                R E C I T A L S:

      WHEREAS, the Company and First Union are party to that certain Securities Purchase Agreement dated November 7, 2005 (the "Securities Purchase Agreement") pursuant to which First Union is acquiring 3,125,000 shares of common stock in the Company;

      WHEREAS, the Company is acquiring a general partner interest in the Partnership;

      WHEREAS, it is a condition to the consummation of the transactions contemplated by the Securities Purchase Agreement that the Partnership join in and become a party to the Securities Purchase Agreement;

      NOW, THEREFORE, in consideration of the premises, warranties and mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Capitalized Terms. Capitalized Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement.

      2. Joinder. The Partnership hereby joins in and becomes party to the Securities Purchase Agreement solely for purposes of the representations and warranties set forth in ARTICLE III of the Securities Purchase Agreement and the indemnification obligations of the Company set forth in ARTICLE IX of the Securities Purchase Agreement.

      3. Representations and Warranties. The Partnership hereby represents and warrants to First Union as of the date hereof as follows:

            (a) All of the representations and warranties set forth ARTICLE III of the Securities Purchase Agreement that relate to the Partnership are true and correct in all material respects;

            (b) This Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      4. Governing Law. This Assignment shall be governed by and construed under the laws of the State of New York, without respect to principles governing conflict of laws.

      5. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of the parties hereto.

      6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.

      IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                                          NEWKIRK REALTY TRUST, INC.

                                          By:
                                              ----------------------------------
                                              Peter Braverman
                                              President


                                          FIRST UNION REAL ESTATE EQUITY AND
                                          MORTGAGE INVESTMENTS

                                          By:
                                              ----------------------------------
                                              Michael L. Ashner
                                              Chief Executive Officer


                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: Newkirk Realty Trust, Inc.
                                              General Partner

                                              By:
                                                  ------------------------------
                                                  Peter Braverman
                                                  President


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